Exhibit 99.2


Merrill Lynch & Co., Inc.                                 Attachment I

Preliminary Unaudited Earnings Summary

                       For the Three Months Ended  Percent Inc / (Dec)
                      ---------------------------- -------------------
(in millions, except  Sept. 28, June 29, Sept. 29, 3Q07 vs.  3Q07 vs.
 per share amounts)     2007      2007     2006      2Q07      3Q06
                      --------- -------- --------- --------  --------

Net revenues
  Principal
   transactions       $ (5,930) $ 3,547  $  1,673      N/M %     N/M %
  Commissions            1,860    1,795     1,345        4        38
  Investment banking     1,281    1,538       922      (17)       39
  Managed accounts
   and other fee-
   based revenues        1,397    1,352     1,714        3       (18)
  Revenues from
   consolidated
   investments             508      133       210      282       142
  Other (1)               (918)     716       773      N/M       N/M
                      --------- -------- ---------
    Subtotal            (1,802)   9,081     6,637      N/M       N/M

  Gain on merger             -        -     1,969      N/M       N/M

  Interest and
   dividend revenues    15,787   14,635    10,651        8        48
  Less interest
   expense              13,408   14,052     9,424       (5)       42
                      --------- -------- ---------
    Net interest
     profit              2,379      583     1,227      308        94
                      --------- -------- ---------

  Total net revenues       577    9,664     9,833      (94)      (94)
                      --------- -------- ---------

Non-interest expenses
  Compensation and
   benefits              1,992    4,760     3,942      (58)      (49)
  Communications and
   technology              499      484       484        3         3
  Brokerage,
   clearing, and
   exchange fees           365      346       278        5        31
  Occupancy and
   related
   depreciation            297      276       259        8        15
  Professional fees        243      244       223       (0)        9
  Advertising and
   market development      182      201       163       (9)       12
  Expenses of
   consolidated
   investments              68       43       142       58       (52)
  Office supplies and
   postage                  55       56        53       (2)        4
  Other                    341      263       199       30        71
                      --------- -------- ---------

  Total non-interest
   expenses              4,042    6,673     5,743      (39)      (30)
                      --------- -------- ---------

(Loss)/earnings from
 continuing
 operations before
 income taxes           (3,465)   2,991     4,090      N/M       N/M

Income tax
 (benefit)/expense      (1,199)     872     1,071      N/M       N/M
                      --------- -------- ---------

Net (loss)/earnings
 from continuing
 operations             (2,266)   2,119     3,019      N/M       N/M
                      --------- -------- ---------

Discontinued
 operations:
  Earnings from
   discontinued
   operations               38       32        38       19         0
  Income tax expense        13       12        12        8         8
                      --------- -------- ---------
  Net earnings from
   discontinued
   operations               25       20        26       25        (4)
                      --------- -------- ---------

Net (loss)/earnings   $ (2,241) $ 2,139  $  3,045      N/M       N/M
                      ========= ======== =========

Preferred stock
 dividends            $     73  $    72  $     50        1        46
                      ========= ======== =========

Net (loss)/earnings
 applicable to common
 stockholders         $ (2,314) $ 2,067  $  2,995      N/M       N/M
                      ========= ======== =========

  Basic
   (loss)/earnings
   per common share
   from continuing
   operations            (2.85)    2.46      3.47      N/M       N/M
  Basic earnings per
   common share from
   discontinued
   operations             0.03     0.02      0.03       50         0
                      --------- -------- ---------
  Basic
   (loss)/earnings
   per common share   $  (2.82) $  2.48  $   3.50      N/M       N/M

  Diluted
   (loss)/earnings
   per common share
   from continuing
   operations            (2.85)    2.22      3.14      N/M       N/M
  Diluted earnings
   per common share
   from discontinued
   operations             0.03     0.02      0.03       50         0
                      --------- -------- ---------
  Diluted
   (loss)/earnings
   per common share   $  (2.82) $  2.24  $   3.17      N/M       N/M

Average shares used
 in computing
 earnings per common
 share
  Basic                  821.6    833.8     855.8       (1)       (4)
  Diluted                821.6    923.3     945.3      (11)      (13)

Annualized return on
 average common
 equity from
 continuing
 operations                N/M     22.1%     35.1%
Annualized return on
 average common
 equity                    N/M     22.4%     35.4%

----------------------------------------------------------------------
N/M = Not Meaningful

Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

(1) Includes losses related to valuation allowances taken on held-for-sale loans.

Merrill Lynch & Co., Inc.                                Attachment II

Preliminary Unaudited Earnings Summary

                                For the Nine Months Ended
                                -------------------------------------
(in millions, except per share    Sept. 28,    Sept. 29,    Percent
 amounts)                           2007         2006     Inc / (Dec)
                                ------------- ----------- -----------

Net revenues
  Principal transactions        $        351  $    4,841         (93)%
  Commissions                          5,360       4,462          20
  Investment banking                   4,333       3,166          37
  Managed accounts and other
   fee-based revenues                  4,038       5,047         (20)
  Revenues from consolidated
   investments                           772         500          54
  Other (1)                              880       2,436         (64)
                                ------------- -----------
    Subtotal                          15,734      20,452         (23)

  Interest and dividend
   revenues                           43,346      28,928          50
  Less interest expense               39,055      25,500          53
                                ------------- -----------
    Net interest profit                4,291       3,428          25
                                ------------- -----------

  Gain on merger                           -       1,969

  Total net revenues                  20,025      25,849         (23)
                                ------------- -----------

Non-interest expenses
  Compensation and benefits           11,640      13,662         (15)
  Communications and technology        1,462       1,365           7
  Brokerage, clearing, and
   exchange fees                       1,021         803          27
  Occupancy and related
   depreciation                          838         749          12
  Professional fees                      711         617          15
  Advertising and market
   development                           540         498           8
  Expenses of consolidated
   investments                           170         334         (49)
  Office supplies and postage            170         167           2
  Other                                  910         687          32
                                ------------- -----------

  Total non-interest expenses         17,462      18,882          (8)
                                ------------- -----------

Earnings from continuing
 operations before income taxes        2,563       6,967         (63)

Income tax expense                       592       1,883         (69)
                                ------------- -----------

Net earnings from continuing
 operations                            1,971       5,084         (61)
                                ------------- -----------

Discontinued operations:
  Earnings from discontinued
   operations                            128         103          24
  Income tax expense                      43          34          26
                                ------------- -----------
  Net earnings from
   discontinued operations                85          69          23
                                ------------- -----------

Net earnings                    $      2,056  $    5,153         (60)
                                ============= ===========

Preferred stock dividends       $        197  $      138          43
                                ============= ===========

Net earnings applicable to
 common stockholders            $      1,859  $    5,015         (63)
                                ============= ===========

  Basic earnings per common
   share from continuing
   operations                           2.13        5.65         (62)
  Basic earnings per common
   share from discontinued
   operations                           0.10        0.08          25
                                ------------- -----------
  Basic earnings per common
   share                        $       2.23  $     5.73         (61)

  Diluted earnings per common
   share from continuing
   operations                           1.94        5.12         (62)
  Diluted earnings per common
   share from discontinued
   operations                           0.09        0.07          29
                                ------------- -----------
  Diluted earnings per common
   share                        $       2.03  $     5.19         (61)

Average shares used in
 computing earnings per common
 share
  Basic                                832.2       875.0          (5)
  Diluted                              916.3       966.6          (5)

Annualized return on average
 common equity from continuing
 operations                              6.5%       19.5%
Annualized return on average
 common equity                           6.8%       19.7%

---------------------------------------------------------------------
Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

(1) Includes losses related to valuation allowances taken on held-for-sale loans.

Merrill Lynch & Co., Inc.                               Attachment III

Reconciliation of Non-GAAP Measures

During the third quarter of 2006, Merrill Lynch completed the merger of its Merrill Lynch Investment Managers business with BlackRock, Inc. Merrill Lynch recognized a gain associated with this merger along with other non-recurring expenses, collectively "Impact of BlackRock Merger".

Management believes that while the results excluding the impact of the BlackRock merger are considered non-GAAP measures, they depict the operating performance of the company more clearly and enable more appropriate period-to-period comparisons.

----------------------------------------------------------------------

Unaudited Earnings
 Summary                For the Three Months Ended September 29, 2006
---------------------- -----------------------------------------------
(in millions, except   Excluding Impact of    Impact of
 per share amounts)     BlackRock Merger   BlackRock Merger GAAP Basis
                       ------------------- ---------------- ----------

Net revenues (a)       $            7,864  $         1,969  $    9,833
                       ------------------- ---------------- ----------

Non-interest expenses
  Compensation and
   benefits (b)                     3,798              144       3,942
  Non-compensation
   expenses (c)                     1,743               58       1,801
                       ------------------- ---------------- ----------
  Total non-interest
   expenses                         5,541              202       5,743
                       ------------------- ---------------- ----------

Earnings from
 continuing operations
 before income taxes
 (d)                                2,323            1,767       4,090

Income tax expense (e)                409              662       1,071
                       ------------------- ---------------- ----------

Net earnings from
 continuing operations $            1,914  $         1,105  $    3,019
                       ------------------- ---------------- ----------

Earnings from
 discontinued
 operations before
 income taxes          $               38  $             -  $       38

Income tax expense                     12                -          12
                       ------------------- ---------------- ----------

Net earnings from
 discontinued
 operations            $               26  $             -  $       26
                       ------------------- ---------------- ----------

Net earnings           $            1,940  $         1,105  $    3,045
                       =================== ================ ==========

Preferred stock
 dividends             $               50  $             -  $       50
                       =================== ================ ==========

Net earnings
 applicable to common
 stockholders          $            1,890  $         1,105  $    2,995
                       =================== ================ ==========

Basic earnings per
 common share from
 continuing operations $             2.18  $          1.29  $     3.47
Basic earnings per
 common share from
 discontinued
 operations                          0.03                -        0.03
                       ------------------- ---------------- ----------
  Basic earnings per
   common share        $             2.21  $          1.29  $     3.50
                       ------------------- ---------------- ----------

Diluted earnings per
 common share from
 continuing operations $             1.97  $          1.17  $     3.14
Diluted earnings per
 common share from
 discontinued
 operations                          0.03                -        0.03
                       ------------------- ---------------- ----------
  Diluted earnings per
   common share        $             2.00  $          1.17  $     3.17
                       ------------------- ---------------- ----------

Average shares used in
 computing earnings
 per common share
  Basic                             855.8                -       855.8
  Diluted                           945.3                -       945.3

----------------------------------------------------------------------

Financial Ratios
----------------------
                            For the Three Months Ended
                                September 29, 2006
                       ------------------------------------
                       Excluding Impact of    GAAP Basis
                        BlackRock Merger
                       ------------------------------------

Ratio of compensation
 and benefits to net
 revenues (b)/(a)                    48.3%            40.1%

Ratio of non-
 compensation and
 benefits to net
 revenues (c)/(a)                    22.2%            18.3%

Effective tax rate
 (e)/(d)                             17.6%            26.2%

Pre-tax profit margin
 (d)/(a)                             29.5%            41.6%

-----------------------------------------------------------

Average common equity  $           33,862  $        33,862

Impact of the
 BlackRock merger                    (276)               -
                       ------------------------------------

Average common equity              33,586           33,862

Annualized return on
 average common equity
 from continuing
 operations                          22.2%            35.1%
Annualized return on
 average common equity               22.5%            35.4%

Merrill Lynch & Co., Inc.                                Attachment IV

Reconciliation of Non-GAAP Measures

Merrill Lynch adopted Statement of Financial Accounting Standards No.
 123 (as revised in 2004) for stock-based employee compensation during the first quarter of 2006. Additionally, as a result of a comprehensive review of the retirement provisions in its stock-based compensation plans, Merrill Lynch also modified the retirement eligibility requirements of existing stock awards in order to facilitate transition to more stringent retirement eligibility requirements for future stock awards. These modifications and the adoption of the new accounting standard required Merrill Lynch to accelerate the recognition of compensation expenses for affected stock awards, resulting in the "one-time compensation expenses." These changes represent timing differences and are not economic in substance.




During the third quarter of 2006, Merrill Lynch completed the merger of its Merrill Lynch Investment Managers business with BlackRock, Inc. Merrill Lynch recognized a gain associated with this merger along with other non-recurring expenses, collectively "Impact of BlackRock Merger".

Management believes that while the results excluding these one-time compensation expenses and the impact of the BlackRock merger are considered non-GAAP measures, they depict the operating performance of the company more clearly and enable more appropriate period-to-period comparisons.

----------------------------------------------------------------------

Unaudited Earnings
 Summary             For the Nine Months Ended September 29, 2006 (1)
------------------- --------------------------------------------------

                       Excluding
                        One-time
                      Compensation    Impact of
(in millions,           Expenses       One-time   Impact of
 except per share     & Impact of    Compensation BlackRock
 amounts)           BlackRock Merger   Expenses    Merger   GAAP Basis
                    --------------------------------------------------
Net revenues (a)    $        23,880  $         -  $   1,969 $   25,849
                    ---------------- ------------ --------- ----------

Non-interest
 expenses
  Compensation and
   benefits (b)              11,759        1,759        144     13,662
  Non-compensation
   expenses (c)               5,162            -         58      5,220
                    ---------------- ------------ --------- ----------
  Total non-
   interest
   expenses                  16,921        1,759        202     18,882
                    ---------------- ------------ --------- ----------

Earnings from
 continuing
 operations before
 income taxes (d)             6,959       (1,759)     1,767      6,967

Income tax expense
 (e)                          1,803         (582)       662      1,883
                    ---------------- ------------ --------- ----------

Net earnings from
 continuing
 operations         $         5,156  $    (1,177) $   1,105 $    5,084
                    ---------------- ------------ --------- ----------

Earnings from
 discontinued
 operations before
 income taxes       $           103  $         -  $       - $      103

Income tax expense               34            -          -         34
                    ---------------- ------------ --------- ----------

Net earnings from
 discontinued
 operations         $            69  $         -  $       - $       69
                    ---------------- ------------ --------- ----------

Net earnings        $         5,225  $    (1,177) $   1,105 $    5,153
                    ================ ============ ========= ==========

Preferred stock
 dividends          $           138  $         -  $       - $      138
                    ================ ============ ========= ==========

Net earnings
 applicable to
 common
 stockholders       $         5,087  $    (1,177) $   1,105 $    5,015
                    ================ ============ ========= ==========

Basic earnings per
 common share from
 continuing
 operations         $          5.75  $     (1.35) $    1.25 $     5.65
Basic earnings per
 common share from
 discontinued
 operations                    0.08            -          -       0.08
                    ---------------- ------------ --------- ----------
  Basic earnings
   per common share $          5.83  $     (1.35) $    1.25 $     5.73
                    ---------------- ------------ --------- ----------

Diluted earnings
 per common share
 from continuing
 operations         $          5.20  $     (1.22) $    1.14 $     5.12
Diluted earnings
 per common share
 from discontinued
 operations                    0.07            -          -       0.07
                    ---------------- ------------ --------- ----------
  Diluted earnings
   per common share $          5.27  $     (1.22) $    1.14 $     5.19
                    ---------------- ------------ --------- ----------


Average shares used
 in computing
 earnings per
 common share
  Basic                       873.1          1.9          -      875.0
  Diluted                     964.7          1.9          -      966.6

----------------------------------------------------------------------

Financial Ratios
-------------------
                    For the Nine Months Ended (1)
                         September 29, 2006
                    -----------------------------
                       Excluding
                        One-time
                      Compensation
                        Expenses
                      & Impact of
                    BlackRock Merger  GAAP Basis
                    -----------------------------

Ratio of
 compensation and
 benefits to net
 revenues (b)/(a)              49.2%        52.9%

Ratio of non-
 compensation and
 benefits to net
 revenues (c)/(a)              21.6%        20.2%

Effective tax rate
 (e)/(d)                       25.9%        27.0%

Pre-tax profit
 margin (d)/(a)                29.1%        27.0%

-------------------------------------------------

Average common
 equity             $        33,887  $    33,887

Impact of one-time
 compensation
 expenses and the
 BlackRock merger              (256)           -
                    -----------------------------

Average common
 equity                      33,631       33,887

Annualized return
 on average common
 equity from
 continuing
 operations                    19.9%        19.5%
Annualized return
 on average common
 equity                        20.2%        19.7%

----------------------------------------------------------------------
(1) For purposes of comparison with previously published results, data excluding the impact of the one-time compensation expenses for the first nine months of 2006 assumes the impact of the one-time compensation expenses is limited to the first quarter of 2006.

Merrill Lynch & Co., Inc.                                 Attachment V


Preliminary Segment
 Data (unaudited)     For the Three Months Ended  Percent Inc / (Dec)
                     -------------------------------------------------
(dollars in          Sept. 28, June 29, Sept. 29, 3Q07 vs.   3Q07 vs.
 millions)             2007      2007     2006      2Q07       3Q06
                     --------- -------- --------- ---------  --------

Global Markets &
 Investment Banking
  Global Markets
     FICC             $(5,572)  $2,618   $ 2,081       N/M %     N/M %
     Equity Markets     1,581    2,148     1,519       (26)        4
                     --------- -------- ---------
     Total Global
      Markets net
      revenues         (3,991)   4,766     3,600       N/M       N/M
  Investment Banking
   (1)
    Origination:
      Debt                281      479       366       (41)      (23)
      Equity              344      547       193       (37)       78
    Strategic
     Advisory
     Services             385      397       260        (3)       48
                     --------- -------- ---------
      Total
       Investment
       Banking net
       revenues         1,010    1,423       819       (29)       23
                     --------- -------- ---------
      Total net
       revenues (a)    (2,981)   6,189     4,419       N/M       N/M
                     --------- -------- ---------

      Pre-tax
       earnings /
       (loss) from
       continuing
       operations      (4,439)   2,102     1,472       N/M       N/M
      Impact of one-
       time
       compensation
       expenses             -        -         -       N/M       N/M
                     --------- -------- ---------
Pre-tax earnings /
 (loss) from
 continuing
 operations
 excluding one-time
 compensation
 expenses (b)          (4,439)   2,102     1,472       N/M       N/M

      Pre-tax profit
       margin             N/M     34.0%     33.3%
      Pre-tax profit
       margin
       excluding
       one-time
       compensation
       expenses
       (b)/(a)            N/M     34.0%     33.3%
----------------------------------------------------------------------

Global Wealth
 Management
Global Private
 Client
     Fee-based
      revenues        $ 1,605   $1,544   $ 1,361         4        18
     Transactional
      and
      origination
      revenues            989    1,015       708        (3)       40
     Net interest
      profit and
      related
      hedges(2)           584      577       508         1        15
     Other revenues        90      113        76       (20)       18
                     --------- -------- ---------
     Total Global
      Private Client
      net revenues      3,268    3,249     2,653         1        23
                     --------- -------- ---------
Global Investment
 Management net
 revenues                 270      305        87       (11)      210
                     --------- -------- ---------
     Total net
      revenues (a)      3,538    3,554     2,740        (0)       29
                     --------- -------- ---------

     Pre-tax
      earnings from
      continuing
      operations          953      979       560        (3)       70
     Impact of one-
      time
      compensation
      expenses              -        -         -       N/M       N/M
                     --------- -------- ---------
Pre-tax earnings
 from continuing
 operations
 excluding one-time
 compensation
 expenses (b)             953      979       560        (3)       70

     Pre-tax profit
      margin             26.9%    27.5%     20.4%
     Pre-tax profit
      margin
      excluding one-
      time
      compensation
      expenses
      (b)/(a)            26.9%    27.5%     20.4%
----------------------------------------------------------------------

Merrill Lynch
 Investment Managers
     Total net
      revenues (a)    $     -   $    -   $   700       N/M       N/M

     Pre-tax
      earnings from
      continuing
      operations            -        -       284       N/M       N/M
     Impact of one-
      time
      compensation
      expenses              -        -         -       N/M       N/M
                     --------- -------- ---------
Pre-tax earnings
 from continuing
 operations
 excluding one-time
 compensation
 expenses (b)               -        -       284       N/M       N/M

     Pre-tax profit
      margin                -        -      40.6%
     Pre-tax profit
      margin
      excluding one-
      time
      compensation
      expenses
      (b)/(a)               -        -      40.6%
----------------------------------------------------------------------

Corporate
     Total net
      revenues        $    20   $  (79)  $ 1,974       N/M       (99)
     Impact of
      BlackRock
      merger                -        -     1,969       N/M       N/M
                     --------- -------- ---------
     Total net
      revenues
      excluding the
      BlackRock
      merger               20      (79)        5       N/M       300

     Pre-tax
      earnings /
      (loss) from
      continuing
      operations           21      (90)    1,774       N/M       (99)
     Impact of
      BlackRock
      merger                -        -    (1,767)      N/M       N/M
                     --------- -------- ---------
     Pre-tax
      earnings /
      (loss) from
      continuing
      operations
      excluding the
      BlackRock
      merger               21      (90)        7       N/M       200
----------------------------------------------------------------------

Total
     Total net
      revenues (a)    $   577   $9,664   $ 9,833       (94)      (94)
     Impact of
      BlackRock
      merger                -        -     1,969       N/M       N/M
                     --------- -------- ---------
     Total net
      revenues
      excluding the
      BlackRock
      merger              577    9,664     7,864       (94)      (93)

     Pre-tax
      earnings /
      (loss) from
      continuing
      operations       (3,465)   2,991     4,090       N/M       N/M
     Impact of
      BlackRock
      merger                -        -    (1,767)      N/M       N/M
     Impact of one-
      time
      compensation
      expenses              -        -         -       N/M       N/M
                     --------- -------- ---------
     Pre-tax
      earnings /
      (loss) from
      continuing
      operations
      excluding
      BlackRock
      merger and
      one-time
      compensation
      expenses (b)     (3,465)   2,991     2,323       N/M       N/M

     Pre-tax profit
      margin              N/M     30.9%     41.6%
     Pre-tax profit
      margin
      excluding
      BlackRock
      merger and
      one-time
      compensation
      expenses
      (b)/(a)             N/M     30.9%     29.5%
----------------------------------------------------------------------


Preliminary Segment Data
 (unaudited)                     For the Nine Months Ended
                                 ------------------------------------
                                   Sept. 28,    Sept. 29,    Percent
(dollars in millions)                2007         2006     Inc / (Dec)
                                 ------------- ----------- -----------

Global Markets & Investment
 Banking
  Global Markets
     FICC                        $       (153) $    5,830        N/M %
     Equity Markets                     6,115       4,969         23
                                 ------------- -----------
     Total Global Markets net
      revenues                          5,962      10,799        (45)
  Investment Banking (1)
    Origination:
      Debt                              1,351       1,195         13
      Equity                            1,254         745         68
    Strategic Advisory Services         1,181         813         45
                                 ------------- -----------
      Total Investment Banking
       net revenues                     3,786       2,753         38
                                 ------------- -----------
      Total net revenues (a)            9,748      13,552        (28)
                                 ------------- -----------

      Pre-tax earnings / (loss)
       from continuing
       operations                           6       3,153       (100)
      Impact of one-time
       compensation expenses                -       1,369        N/M
                                 ------------- -----------
Pre-tax earnings / (loss) from
 continuing operations excluding
 one-time compensation expenses
 (b)                                        6       4,522       (100)

      Pre-tax profit margin               0.1%       23.3%
      Pre-tax profit margin
       excluding one-time
       compensation expenses
       (b)/(a)                            0.1%       33.4%
----------------------------------------------------------------------

Global Wealth Management
Global Private Client
     Fee-based revenues          $      4,622  $    4,057         14
     Transactional and
      origination revenues              2,915       2,480         18
     Net interest profit and
      related hedges(2)                 1,753       1,545         13
     Other revenues                       300         207         45
                                 ------------- -----------
     Total Global Private Client
      net revenues                      9,590       8,289         16
                                 ------------- -----------
Global Investment Management net
 revenues                                 836         330        153
                                 ------------- -----------
     Total net revenues (a)            10,426       8,619         21
                                 ------------- -----------

     Pre-tax earnings from
      continuing operations             2,716       1,585         71
     Impact of one-time
      compensation expenses                 -         281        N/M
                                 ------------- -----------
Pre-tax earnings from continuing
 operations excluding one-time
 compensation expenses (b)              2,716       1,866         46

     Pre-tax profit margin               26.1%       18.4%
     Pre-tax profit margin
      excluding one-time
      compensation expenses
      (b)/(a)                            26.1%       21.6%
----------------------------------------------------------------------

Merrill Lynch Investment
 Managers
     Total net revenues (a)      $          -  $    1,900        N/M

     Pre-tax earnings from
      continuing operations                 -         637        N/M
     Impact of one-time
      compensation expenses                 -         109        N/M
                                 ------------- -----------
Pre-tax earnings from continuing
 operations excluding one-time
 compensation expenses (b)                  -         746        N/M

     Pre-tax profit margin                  -        33.5%
     Pre-tax profit margin
      excluding one-time
      compensation expenses
      (b)/(a)                               -        39.3%
----------------------------------------------------------------------

Corporate
     Total net revenues          $       (149) $    1,778        N/M
     Impact of BlackRock merger             -       1,969        N/M
                                 ------------- -----------
     Total net revenues
      excluding the BlackRock
      merger                             (149)       (191)       (22)

     Pre-tax earnings / (loss)
      from continuing operations         (159)      1,592        N/M
     Impact of BlackRock merger             -      (1,767)       N/M
                                 ------------- -----------
     Pre-tax earnings / (loss)
      from continuing operations
      excluding the BlackRock
      merger                             (159)       (175)        (9)
----------------------------------------------------------------------

Total
     Total net revenues (a)      $     20,025  $   25,849        (23)
     Impact of BlackRock merger             -       1,969        N/M
                                 ------------- -----------
     Total net revenues
      excluding the BlackRock
      merger                           20,025      23,880        (16)

     Pre-tax earnings / (loss)
      from continuing operations        2,563       6,967        (63)
     Impact of BlackRock merger             -      (1,767)       N/M
     Impact of one-time
      compensation expenses                 -       1,759        N/M
                                 ------------- -----------
     Pre-tax earnings / (loss)
      from continuing operations
      excluding BlackRock merger
      and one-time compensation
      expenses (b)                      2,563       6,959        (63)

     Pre-tax profit margin               12.8%       27.0%
     Pre-tax profit margin
      excluding BlackRock merger
      and one-time compensation
      expenses (b)/(a)                   12.8%       29.1%
----------------------------------------------------------------------

N/M = Not Meaningful

Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

(1) A portion of Origination revenue is recorded in Global Wealth
 Management.

(2) Includes interest component of non-qualifying derivatives which are included in Other Revenues in Attachments I & II.

Merrill Lynch & Co., Inc.                                Attachment VI


Consolidated Quarterly Earnings (unaudited)              (in millions)

                               3Q06    4Q06    1Q07    2Q07     3Q07
                              ------- ------- ------- ------- --------
  Net Revenues
    Principal transactions    $ 1,673 $ 2,193 $ 2,734 $ 3,547 $(5,930)
    Commissions
        Listed and over-the-
         counter securities       881     978   1,126   1,203   1,278
        Mutual funds              426     485     521     541     522
        Other                      38      60      58      51      60
                              ------- ------- ------- ------- --------
        Total                   1,345   1,523   1,705   1,795   1,860
    Investment banking
        Underwriting              660   1,227   1,117   1,140     899
        Strategic advisory        262     287     397     398     382
                              ------- ------- ------- ------- --------
        Total                     922   1,514   1,514   1,538   1,281
    Managed accounts and
     other fee-based revenues
        Portfolio service
         fees                     757     795     832     859     904
        Asset management fees     649     141     136     152     149
        Account fees              113     115     111     118     120
        Other fees                195     190     210     223     224
                              ------- ------- ------- ------- --------
        Total                   1,714   1,241   1,289   1,352   1,397
    Revenues from
     consolidated investments     210      70     131     133     508
    Other (1)                     773     820   1,082     716    (918)
                              ------- ------- ------- ------- --------
       Subtotal                 6,637   7,361   8,455   9,081  (1,802)
    Interest and dividend
     revenues                  10,651  11,505  12,924  14,635  15,787
    Less interest expense       9,424  10,322  11,595  14,052  13,408
                              ------- ------- ------- ------- --------
       Net interest profit      1,227   1,183   1,329     583   2,379
    Gain on merger              1,969       -       -       -       -

                              ------- ------- ------- ------- --------
    Total Net Revenues          9,833   8,544   9,784   9,664     577
                              ------- ------- ------- ------- --------

  Non-Interest Expenses
    Compensation and benefits   3,942   3,327   4,888   4,760   1,992
    Communications and
     technology                   484     477     479     484     499
    Brokerage, clearing, and
     exchange fees                278     294     310     346     365
    Occupancy and related
     depreciation                 259     249     265     276     297
    Professional fees             223     263     224     244     243
    Advertising and market
     development                  163     194     157     201     182
    Expenses of consolidated
     investments                  142      46      59      43      68
    Office supplies and
     postage                       53      59      59      56      55
    Other                         199     333     306     263     341
                              ------- ------- ------- ------- --------
    Total Non-Interest
     Expenses                   5,743   5,242   6,747   6,673   4,042
                              ------- ------- ------- ------- --------

  Earnings/(loss) from
   continuing operations
   before income taxes          4,090   3,302   3,037   2,991  (3,465)
  Income tax
   expense/(benefit)            1,071     993     919     872  (1,199)
                              ------- ------- ------- ------- --------

  Net earnings/(loss) from
   continuing operations        3,019   2,309   2,118   2,119  (2,266)

  Discontinued operations:
    Earnings from
     discontinued operations       38      54      58      32      38
    Income tax expense             12      17      18      12      13
                              ------- ------- ------- ------- --------
    Net earnings from
     discontinued operations       26      37      40      20      25
                              ------- ------- ------- ------- --------

  Net earnings/(loss)         $ 3,045 $ 2,346 $ 2,158 $ 2,139 $(2,241)


----------------------------- --------------- ------------------------
Per Common Share Data
                               3Q06    4Q06    1Q07    2Q07     3Q07
                              ------- ------- ------- ------- --------

    Earnings/(loss) from
     continuing operations -
     Basic                    $  3.47 $  2.67 $  2.45 $  2.46 $ (2.85)
    Earnings/(loss) from
     continuing operations -
     Diluted                     3.14    2.37    2.22    2.22   (2.85)
    Dividends paid               0.25    0.25    0.35    0.35    0.35
    Book value                                                  39.75
                                40.22   41.35   42.25   43.55     est.

----------------------------------------------------------------------
Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

(1) Includes losses related to valuation allowances taken on held-for-sale loans.

Merrill Lynch & Co., Inc.                               Attachment VII

Percentage of Quarterly Net Revenues (unaudited)

                                    3Q06   4Q06   1Q07   2Q07   3Q07
                                   ------ ------ ------ ------ -------
 Net Revenues
   Principal transactions           17.0%  25.7%  27.9%  36.7%    N/M%
   Commissions
       Listed and over-the-counter
        securities                   9.0%  11.4%  11.5%  12.4%  221.5%
       Mutual funds                  4.3%   5.7%   5.3%   5.6%   90.5%
       Other                         0.4%   0.7%   0.6%   0.6%   10.4%
                                   ------ ------ ------ ------ -------
       Total                        13.7%  17.8%  17.4%  18.6%    N/M%
   Investment banking
       Underwriting                  6.7%  14.4%  11.4%  11.8%  155.8%
       Strategic advisory            2.7%   3.4%   4.1%   4.1%   66.2%
                                   ------ ------ ------ ------ -------
       Total                         9.4%  17.8%  15.5%  15.9%  222.0%
   Managed accounts and other fee-
    based revenues
       Portfolio service fees        7.7%   9.3%   8.5%   8.9%  156.7%
       Asset management fees         6.6%   1.7%   1.4%   1.6%   25.8%
       Account fees                  1.1%   1.3%   1.1%   1.2%   20.8%
       Other fees                    2.0%   2.2%   2.2%   2.3%   38.8%
                                   ------ ------ ------ ------ -------
       Total                        17.4%  14.5%  13.2%  14.0%  242.1%
   Revenues from consolidated
    investments                      2.1%   0.8%   1.3%   1.4%   88.0%
   Other                             7.9%   9.6%  11.1%   7.4%    N/M%
                                   ------ ------ ------ ------ -------
      Subtotal                      67.5%  86.2%  86.4%  94.0%    N/M%
   Interest and dividend revenues  108.3% 134.7% 132.1% 151.4%    N/M%
   Less interest expense            95.8% 120.9% 118.5% 145.4%    N/M%
                                   ------ ------ ------ ------ -------
      Net interest profit           12.5%  13.8%  13.6%   6.0%    N/M%
   Gain on merger                   20.0%   0.0%   0.0%   0.0%    0.0%

                                   ------ ------ ------ ------ -------
   Total Net Revenues              100.0% 100.0% 100.0% 100.0%  100.0%
                                   ------ ------ ------ ------ -------

 Non-Interest Expenses
   Compensation and benefits        40.1%  38.9%  50.0%  49.3%    N/M%
   Communications and technology 4.9% 5.6% 4.9% 5.0% 86.5% Brokerage, clearing, and
    exchange fees                    2.8%   3.4%   3.2%   3.6%   63.3%
   Occupancy and related
    depreciation                     2.6%   2.9%   2.7%   2.9%   51.5%
   Professional fees                 2.3%   3.1%   2.3%   2.5%   42.1%
   Advertising and market
    development                      1.7%   2.3%   1.6%   2.1%   31.5%
   Expenses of consolidated
    investments                      1.4%   0.5%   0.6%   0.4%   11.8%
   Office supplies and postage       0.5%   0.7%   0.6%   0.6%    9.5%
   Other                             2.1%   4.0%   3.1%   2.7%   59.1%
                                   ------ ------ ------ ------ -------
   Total Non-Interest Expenses      58.4%  61.4%  69.0%  69.1%    N/M%
                                   ------ ------ ------ ------ -------

 Earnings/loss from continuing                                    N/M%
  operations before income taxes    41.6%  38.6%  31.0%  30.9%

 Income tax expense/benefit         10.9%  11.6%   9.4%   9.0%    N/M%
                                   ------ ------ ------ ------ -------

 Net earnings from continuing                                     N/M%
  operations                        30.7%  27.0%  21.6%  21.9%

 Discontinued operations:
   Earnings from discontinued
    operations                       0.4%   0.6%   0.6%   0.3%    6.6%
   Income tax expense                0.1%   0.2%   0.2%   0.1%    2.3%
                                   ------ ------ ------ ------ -------
   Net earnings from discontinued
    operations                       0.3%   0.4%   0.4%   0.2%    4.3%

 Net earnings/loss                  31.0%  27.4%  22.0%  22.1%    N/M%


----------------------------------------------------------------------

  Common shares outstanding (in
   millions):
                                    3Q06   4Q06   1Q07   2Q07   3Q07
                                   ------ ------ ------ ------ -------
      Weighted-average - basic     855.8  847.4  841.3  833.8   821.6
      Weighted-average - diluted   945.3  952.2  930.2  923.3   821.6
      Period-end                   883.3  868.0  876.9  862.6   855.4
----------------------------------------------------------------------
N/M = Not Meaningful

Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

Merrill Lynch & Co., Inc.                              Attachment VIII

Supplemental Data (unaudited)                    (dollars in billions)

                             3Q06       4Q06    1Q07    2Q07    3Q07
                            -------    ------- ------- ------- -------
   Client Assets
      U.S.                  $ 1,412    $ 1,483 $ 1,503 $ 1,550 $ 1,601
      Non - U.S.                130        136     145     153     161
                            -------    ------- ------- ------- -------
   Total Client Assets        1,542      1,619   1,648   1,703   1,762

   Assets in Annuitized-
    Revenue Products            576        611     627     662     691

   -------------------------------------------------------------------

   Net New Money
        All Client Accounts
         (1)                $    14    $    22 $    16 $     9 $    26

        Annuitized-Revenue
         Products (1) (2)         7         18      16      12      10

   -------------------------------------------------------------------

   Balance Sheet
    Information: (3)
        Short-term
         Borrowings         $  14.3    $  18.1 $  20.2 $  20.1 $  36.3
        Deposits               77.9       84.1    84.9    82.8    95.0
        Long-term
         Borrowings           160.4      181.4   205.4   226.0   238.6
        Junior Subordinated
         Notes (related to
         trust preferred
         securities)            3.1        3.8     3.5     4.4     5.2

   Stockholders' Equity:
    (3)
        Preferred
         Stockholders'
         Equity                 3.1        3.1     4.7     4.6     4.8
        Common
         Stockholders'
         Equity                35.6       35.9    37.0    37.6    34.0
                            -------    ------- ------- ------- -------
   Total Stockholders'
    Equity                     38.7       39.0    41.7    42.2    38.8

   -------------------------------------------------------------------

   Full-Time Employees (4)   55,300(5)  56,200  60,300  61,900  64,200

   Financial Advisors (6)    15,700     15,880  15,930  16,200  16,610

   -------------------------------------------------------------------

   Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

(1)Net new money excludes flows associated with the Institutional
    Advisory Division which serves certain small- and middle-market companies, as well as net inflows at BlackRock from distribution channels other than Merrill Lynch.

(2)Includes both net new client assets into annuitized-revenue products, as well as existing client assets transferred into annuitized-revenue products.

(3)Balance Sheet Information and Stockholders' Equity are estimated for 3Q07.

(4)Excludes 200 full-time employees on salary continuation severance at the end of 3Q06, 100 at the end of 4Q06, 200 at the end of 1Q07, 300 at the end of 2Q07, and 400 at the end of 3Q07.

(5)Excludes 2,400 MLIM employees that moved over to BlackRock at the end of 3Q06.

(6)Includes 150 Financial Advisors associated with the Mitsubishi UFJ joint venture at the end of 3Q06 and 4Q06, 160 at the end of 1Q07, 170 at the end of 2Q07, and 170 at the end of 3Q07.


    CONTACT: Merrill Lynch
             Media Relations:
             Jessica Oppenheim, 212-449-2107
             jessica_oppenheim@ml.com
             or
             Investor Relations:
             Sara Furber, 866-607-1234
             investor_relations@ml.com